NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THE TRANSFERABILITY OF THIS WARRANT IS
RESTRICTED AS PROVIDED IN SECTION 2

No. ______	July __, 2011

SKINNY NUTRITIONAL CORP.
COMMON STOCK PURCHASE WARRANT

          For good and valuable consideration, the receipt of which is hereby acknowledged by SKINNY NUTRITIONAL CORP., a Nevada corporation (the “Company”), ________________________ (the “Holder”), is hereby granted the right to purchase, at any time from the date that this Warrant is issued until 5:00 P.M., New York City time, on July __, 2021 (the “Warrant Exercise Term”), up to ____________________________ fully-paid and non-assessable shares of the Company’s Common Stock, $.001 par value per share (“Common Stock”). This warrant (the “Warrant”) is issued by the Company pursuant to that certain Securities Purchase Agreement between the Company and the original Holder of this Warrant dated as of the date first set forth above (the “Purchase Agreement”) pursuant to which the Company agreed to sell to the purchaser named therein shares of Common Stock of the Company and this Warrant in accordance with the terms and conditions of such Purchase Agreement.

l.           Exercise of Warrant

1.1           During the Warrant Exercise Term, this Warrant shall be exercisable at a per share price of $0.05 (the “Exercise Price”), subject to adjustment as provided in Section l hereof, payable in cash or by certified or official bank check in New York Clearing House funds. Upon surrender of this Warrant certificate with the annexed Notice of Exercise duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased at the Company’s principal executive offices the registered Holder of the Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the “Warrant Shares”). The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) during any period in which this Warrant may be exercised as set forth above.  In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender thereof and, upon the written request of the Holder, the Company shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

1.2           Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by physical delivery of such certificates to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above. This Warrant shall be deemed to have been exercised on the date on which this Warrant is surrendered and payment of the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date on which all of the criteria described in the immediately preceding sentence have occurred, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.3           The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

1.4           Cashless Exercise. If during the Warrant Exercise Term, the Holder is not permitted to sell the Warrant Shares pursuant to a registration statement, as contemplated in Section 3 of this Warrant, and the Fair Market Value (defined below) of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
______
A
Where:

X =	the number of shares of Common Stock to be issued to the Holder pursuant to such cashless exercise;

Y =
the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation);

A =	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation); and

B =	Exercise Price (as adjusted to the date of such calculation).

The term “Fair Market Value” shall mean, on any given day: (A) if the Company’s Common Stock is exchange-traded, the average of the closing sales prices per share of the class of Common Stock for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (B) if the Company’s Common Stock is not listed or admitted to trading on any securities exchange but is regularly traded in any over-the-counter market, then the average of the closing sales prices per share of Common Stock for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (C) if the Company’s Common Stock is not traded as described in clauses (A) or (B), then the per share fair market value of the Company’s Common Stock as determined in good faith by the Company’s Board of Directors.

1.5            Stock Dividends, Subdivisions, Reclassifications or Combinations.  If the Company shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted. Any adjustment made herein which results in a decrease (or increase) in the Exercise Price shall also effect a proportional increase (or decrease) in the number of shares of Common Stock into which this Warrant is exercisable such that the aggregate Exercise Price of this Warrant shall remain unchanged. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

1.6           Consolidation, Merger, Sale or Conveyance.  In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary), or in case of sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange whereby the Common Stock is converted into other securities or property, the Company will be required to make appropriate provision so that the Holder  will have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such consolidation, merger, sale, transfer or share exchange.

1.7            Covenants by Company. The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.  The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

2.           Restrictions on Transfer

2.1           The Holder acknowledges that he has been advised by the Company that this Warrant and the Warrant Shares issuable upon exercise thereof (collectively the “Securities”) have not been registered under the Securities Act of l933, as amended (the “Securities Act”), that the Warrant is being issued, and the shares issuable upon exercise of the Warrant will be issued, on the basis of the statutory exemption provided by section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the Holder contained herein.  The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.  In particular, the Holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities except as may otherwise be provided herein, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.  The Holder represents and warrants that he has acquired this Warrant and will acquire the Securities for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Act.

2.2           The Holder acknowledges that the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

2.3           With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant or Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than seven (7) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company.  If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any shares of Common Stock issued upon exercise of this Warrant may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied.  Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

3.	Registration Rights.

3.1           Piggyback Registration Rights.  The Company shall advise the Holder of this Warrant or of the Warrant Shares or any then Holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "Holders") by written notice at least 20 days prior to the filing by the Company with the Securities and Exchange Commission of any other registration statement under the Securities Act of l933 (the "Act") covering securities of the Company, except on Forms S-4 or S-8 (or similar successor form), and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Warrant Shares.  The Company shall supply such number of prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant Shares for sale in such states as any such Holder reasonably designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth below. Such Holders shall furnish information and indemnification as set forth below.  For the purpose of the foregoing, inclusion of the Warrant Shares by the Holder in a Registration Statement under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph.

3.2           Procedures.       The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Act as shall be requested by such owner to permit such Holder to make a public offering of all Warrant Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such Holder shall reasonably designate. The Company may withdraw the registration at any time.

3.3           Indemnity.  The Company shall indemnify and hold harmless each such Holder and each underwriter, if any, within the meaning of the Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such Holder or underwriter or controlling person unless such Holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein.

3.4           Registration Expenses. The Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, any registration fees, underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares and the fees of his own counsel. Other than as described in the preceding sentence, the Company shall pay all expenses incident to the registration of the Warrant Shares by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder’s portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and the independent certified public accountants and other persons retained by the Company.

4.	Redemption.

4.1          The Company may, subject to the conditions set forth herein, redeem some or all of the Warrants then outstanding upon not less than thirty (10) days nor more than sixty (60) days prior written notice to the Warrant Holders at any time, provided:  (i) this Warrant has been issued by the Company; (ii) all of the Warrant Shares have been registered for resale and continue to be covered by  an effective and current registration statement with the Securities and Exchange Commission.  Notice will be effective upon mailing and the time of mailing is the “Effective Date of the Notice”. The Notice will state a redemption date not less than thirty (30) days nor more than sixty (60) days from the Effective Date of the Notice (the “Redemption Date”). No Notice shall be mailed unless all funds necessary to pay for redemption of the Warrants to be redeemed shall have first been set aside by the Company for the benefit of the Warrant Holders so as to be and continue to be available therefor. The redemption price to be paid to the Warrant Holders will be $.10 for each share of Common Stock of the Company to which the Warrant Holder would then be entitled upon exercise of the Warrant being redeemed, as adjusted from time to time as provided herein (the “Redemption Price”). The Warrant Holders may exercise their Warrants between the Effective Date of the Notice and 5:00 p.m. Eastern Time on the business day immediately prior to the Redemption Date, such exercise being effective if done in accordance with Section 1 hereof, and if the Warrant Certificate, with form of election to purchase duly executed and the Warrant Price, as applicable for such Warrant subject to redemption for each share of Common Stock to be purchased is actually received by the Company at its principal offices prior to 5:00 p.m. Eastern Time on the business day immediately prior to the Redemption Date.

4.2          If any Warrant Holder does not wish to exercise any Warrant being redeemed, he should mail such Warrant to the Company at its principal offices after receiving the Notice of Redemption required by this Section 4. If such Notice of Redemption shall have been so mailed, and if on or before the Effective Date of the Notice all funds necessary to pay for redemption of the Warrants subject to redemption shall have been set aside by the Company for the benefit of such Warrant Holders, then, on and after said Redemption Date, notwithstanding that any Warrant subject to redemption shall not have been surrendered for redemption, the obligation evidenced by all Warrants not surrendered for redemption or effectively exercised shall be deemed no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate, except only the right of the holder of each Warrant subject to redemption to receive the Redemption Price for each share of Common Stock to which he would be entitled if he exercised the Warrant upon receiving notice of redemption of the Warrant subject to redemption held by him.

5.	Exercise Limitations.

A Holder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99%, or 9.9% if such holder already beneficially owns 4.99% or exceeds 4.99% in the future, of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s  determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 5 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

6.	Exchange and Replacement of Warrant Certificates.

This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof and any such lost, stolen, destroyed or mutilated warrant shall thereupon become void.

7.           Elimination of Fractional Interests.

The Company shall not be required to issue certificates representing fractions of the shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock.

8.           Rights of Warrant Holders.

Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

9.           Miscellaneous

9.1           All the covenants and agreements made by the Company in this Warrant shall bind its successors and assigns. This Warrant shall be for the sole and exclusive benefit of the Holder and nothing in this Warrant shall be construed to confer upon any person other than the Holder any legal or equitable right, remedy or claim hereunder.

9.2           No recourse shall be had for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

9.3           No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of any Holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.

9.4           This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof.  Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

9.5           All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail:  if to the Holder of this Warrant, to the address shown on the books of the Company; and if to the Company, to Three Bala Plaza East, Suite 101, Bala Cynwyd, PA 19004, attention: Office of the President, or to such other address as the Company may advise the Holder of this Warrant in writing.  Notices shall be deemed given when mailed.

9.6           The provisions of this Warrant shall in all respects be constructed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York.  This Warrant shall be deemed a contract made under the laws of the State of New York and the validity of this Warrant and all rights and liabilities hereunder shall be determined under the laws of said State.

9.7           The headings of the Sections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.

9.8           Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Signature page to Common Stock Purchase Warrant follows.

IN WITNESS WHEREOF, SKINNY NUTRITIONAL CORP. has caused this Warrant to be executed in its corporate name by its duly authorized officer named below.

Dated:	July __, 2011
Bala Cynwyd, Pennsylvania

SKINNY NUTRITIONAL CORP.

By:
Michael Salaman,
Chief Executive Officer

NOTICE OF EXERCISE

TO:	SKINNY NUTRITIONAL CORP.
Three Bala Plaza East, Suite 101
Bala Cynwyd, PA  19004
Attention: Chief Financial Officer

The undersigned Holder hereby irrevocably elects to exercise the right to purchase _______________________ shares of Common Stock covered by this Warrant according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares.

Kindly deliver to the undersigned a certificate representing the Shares.

               INSTRUCTIONS FOR DELIVERY

Name:  ____________________________________________________________
(please typewrite or print in block letters)

Address: __________________________________________________________

Tax I.D. No. or Social Security No.: ____________________________________

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:  ____________________________________________________________
(please typewrite or print in block letters)

Address: __________________________________________________________

Tax I.D. No. or Social Security No.: ____________________________________

Dated: _________________________

Signature ________________________________

STATE OF ___________)
COUNTY OF _________) ss:

On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder
desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:
(Please Print)

Address:
(Please Print)

Tax ID No.:

and does hereby irrevocably constitute and appoint                              , Attorney, to transfer the within Warrant Certificate on the books of Skinny Nutritional Corp., with full power of substitution.

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Print Name)

(Signature)

STATE OF ___________)
COUNTY OF _________) ss:

On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public